UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): October 15, 2004


                           THE INTERGROUP CORPORATION
                ---------------------------------------------------
               (Exact name of registrant as specified in its charter)


        Delaware                      1-10324              13-3293645
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)       Identification No.)


         820 Moraga Drive, Los Angeles, CA                90049
       ---------------------------------------           --------
       (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (310) 889-2500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  Other Events.

     On October 15, 2004, The InterGroup Corporation issued a press release announcing an increase in the number of shares of its common stock that the Company is authorized to purchase pursuant to its stock repurchase program. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

    (c)   Exhibits

          99.1 Text of Press Release, dated October 15, 2004 of the
               Registrant.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION


Dated: October 15, 2004                  By  /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Asst. Secretary and Counsel



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                               EXHIBIT INDEX



Exhibit No.                           Description
-----------                -------------------------------------

99.1                       Press Release issued October 15, 2004